Exhibit 10.7

                              FOUR CORNERS PROJECT

                              CO-TENANCY AGREEMENT
                                 AMENDMENT NO. 6
                                      AMONG

                         ARIZONA PUBLIC SERVICE COMPANY
                            EL PASO ELECTRIC COMPANY
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                   SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT
                               AND POWER DISTRICT
                       SOUTHERN CALIFORNIA EDISON COMPANY
                          TUCSON ELECTRIC POWER COMPANY



                                EXECUTED ORIGINAL
                                February 3, 2000

                              FOUR CORNERS PROJECT

                              CO-TENANCY AGREEMENT
                                 AMENDMENT NO. 6

1    PARTIES:

     The parties to this Amendment No. 6 to the Four Corners Project Co-Tenancy Agreement are: ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (hereinafter referred to as "Arizona"); EL PASO ELECTRIC COMPANY, a Texas corporation (hereinafter referred to as "El Paso"); PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (hereinafter referred to as "New Mexico"); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district, organized and existing under the laws of the State of Arizona (hereinafter referred to as "Salt River Project"); SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (hereinafter referred to as "Edison"); and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation, formerly known as Tucson Gas & Electric Company (hereinafter referred to as "Tucson"), (collectively hereinafter referred to as the "Participants").

2    RECITALS:

     This Amendment No. 6 is made with reference to the following facts, among others:

     2.1 As of July 19, 1966, the Participants entered into the Four Corners Project Co-Tenancy Agreement, which has since been amended by Amendment Nos. 1 through 5 (as so amended hereinafter referred to as the "Co-Tenancy Agreement").

     2.2 The Participants wish to further amend the Co-Tenancy Agreement in order to:

         2.2.1 Revise Section 6.11 to require a selling Participant to give written notice of any changes in ownership and to require the Operating Agent to prepare for signature an amendment reflecting such changes in ownership;

         2.2.2 Revise Sections 5.27 and 9.5 to clarify that Participants may only vote on actions or determinations relating to those portions of the Four Corners Project in which they have an ownership interest;

         2.2.3 Permit a Participant to transfer in whole or in part its undivided interests in the Four Corners Project to the parent of such Participant or to a wholly owned subsidiary of such parent without triggering Section 13; and

         2.2.4 Shorten the notice periods specified in Section 13 and clarify that a Participant's right of first refusal extends only to those portions of the Four Corners Project in which they have an ownership interest.

3    AGREEMENT:

     In consideration of the mutual benefits to be derived from this Amendment No. 6, the Participants agree as follows:

4    EFFECTIVE DATE:

     This Amendment No. 6 shall be effective upon the date when executed by all of the Participants.

5    DEFINITIONS

     Section 5.27 of the Co-Tenancy Agreement is amended to read as follows: /

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     5.27 Participant(s)

          One or more entities, including Arizona, El Paso, New Mexico, Salt River Project, Edison and Tucson, with an ownership interest in the Four Corners Project. Except with respect to any rights, benefits, duties, or obligations expressly provided for in any Project Agreement, a Participant's rights, benefits, duties, and obligations under this Agreement are expressly limited to those rights, benefits, duties, and obligations involving that portion of the Four Corners Project in which the Participant has an ownership interest.

6    OWNERSHIP AND TITLES:

     Section 6.11 of the Co-Tenancy Agreement is amended to read as follows:

     6.11 In the event that any Participant transfers or assigns any of its right, title or interest (collectively, "interest") in and to the Four Corners Project in accordance with the terms and conditions of this Co-Tenancy Agreement, the Participant assigning or transferring such interest shall, upon completion of such transfer or assignment, provide written notice to the other Participants and the Operating Agent, as defined in the Operating Agreement, of any changes in the interests of that Participant in the Four Corners Project. Upon receipt of such notice, the Operating Agent shall prepare for signature by the Participants an amendment to the Co-Tenancy Agreement reflecting such changes.

7    COORDINATION COMMITTEE:

     Section 9.5 of the Co-Tenancy Agreement is amended to read as follows:

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          9.5   Any action or determination of the Coordination Committee shall require the affirmative vote of all Participants, acting through their respective representatives, that have an ownership interest in that portion of the Four Corners Project that is the subject matter of the action to be taken or the determination to be made. Only those Participants with an ownership interest in the portion of the Four Corners Project that is the subject matter of an action or determination may participate in discussions relating to such actions or determinations; provided, however, that this restriction shall apply only when required by a regulatory authority with jurisdiction over the Participant(s), an applicable code of conduct, or a Participant's reasonable competitive concerns.

8    MORTGAGE AND TRANSFER OF PARTICIPANTS' INTEREST:

     8.1 Section 12.3 of the Co-Tenancy Agreement is amended by adding new Sections 12.3.6 and 12.3.7 to read as follows:

          12.3 Each Participant shall have the right to transfer or assign all or any portion of its respective rights, undivided titles and interests in the Four Corners Project, in, to and under the Project Agreements and/or in the Granted Lands and Leased Lands, without the need for prior written consent of any other Participant, at any time to any of the following:

             12.3.1 To  any   corporation  or  other  entity  acquiring   all or
                    substantially all of the property of such Participant; or

             12.3.2 To  any corporation or entity into which  or with which such
                    Participant may be merged or consolidated; or

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
             12.3.3 To  any  corporation  or entity the  stock or  ownership  of which is wholly owned by a Participant; or

             12.3.4 To   any  third  party   transferee  in  connection  with  a
                    financing by such Participant involving or relating to such Participant's rights, titles and interests in the Four Corners Project, in, to and under the Project Agreements and/or in the Granted Lands and Leased Lands, without such third party transferee assuming or becoming obligated in any respect to perform any of the obligations of such Participant pursuant to this Co-Tenancy Agreement, provided that any and all such rights, titles and interests transferred to such third party transferee are immediately re-purchased by such Participant and are thereupon subject to all of the provisions of this Co-Tenancy Agreement, including, but not limited to, the "right of first refusal" provisions of Section 13 hereof; or

             12.3.5 To  the Salt  River  Valley  Water  Users'  Association,  an
                    Arizona corporation, in the case of a transfer by Salt River Project; or

             12.3.6 To  any  corporation  which  owns  all  of  the  outstanding common stock of a Participant, or in the case of a Participant which has no common stock, to an entity which owns all of the ownership interest of the Participant (the corporation or entity shall be referred to herein as the "Parent"); or

             12.3.7 To any  corporation  or entity  the  common  stock or  other ownership interest of which is wholly owned by the Parent of such Participant.

     8.2 A new Section 12.7 is added to read as follows:

          12.7 Without  implying  that any  provision  other than  Article 6 and
               Article 7 herein allows a Participant to own an undivided ownership interest in any component of the Four Corners Project which is not the same as the undivided ownership interest such Participant owns in every other component, each Participant shall own the same undivided percentage interest in Unit 4 as in Unit 5.

9    RIGHT OF FIRST REFUSAL:

     Sections 13.3, 13.4, 13.6, and 13.8 of the Co-Tenancy Agreement are amended to read as follows:

     13.3 At least one hundred eighty (180) days prior to its intended date to Assign, and after its receipt of a bona fide written offer of the type described in Section 13.1 above, the Participant desiring to Assign its Transfer Interest shall serve written notice of its intention to do so upon the remaining Participants who have an interest in that portion of the Four Corners Project that is the subject of the Transfer Interest in accordance with Section 23 of this Co-Tenancy Agreement. Such notice to the remaining Participants shall contain the approximate proposed date to Assign, the terms and conditions of said bona fide written offer received by such Participant, and the terms and conditions of the proposed assignment. The terms and conditions contained in such notice shall be at least as favorable to the

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
          remaining Participants as the terms and conditions of said bona fide written offer, or may be the same terms and conditions as set forth in said offer.

     13.4 Each remaining Participant having an ownership interest in the portion of Four Corners Project that is the subject of the Transfer Interest, including the Outside Party if such Outside Party is a Participant, shall signify its desire to purchase the entire Transfer Interest, or any percentage interest therein, or not to purchase all or any percentage interest therein, by serving written notice of its intention upon the Participant desiring to Assign and upon the remaining Participants pursuant to Section 23 hereof within one hundred twenty (120) days after such service pursuant to Section 13.3 of the written notice of intention to Assign. Failure by a Participant to serve notice as provided hereunder within the time period specified shall be conclusively deemed to be notice of its intention not to purchase any portion of the Transfer Interest.

     13.6 If the remaining Participants, or any one or more of them, should signify its or their intention under Section 13.4 to purchase less than the entire Transfer Interest, the Participant desiring to Assign shall serve written notice of this fact upon the remaining Participants in accordance with Section 23 hereof within ten (10) days after its receipt of the last of the written notices given pursuant to
          Section 13.4 hereof, or after the expiration of the one hundred twenty
          (120) day period referred to in Section 13.4 hereof, whichever is earlier.

     13.8 When intention to purchase the entire Transfer Interest has been indicated by notices duly given hereunder by the applicable Participant(s) desiring to purchase the Transfer Interest, the Participants shall thereby incur the following obligations:

          13.8.1 The Participant desiring to Assign and the Participant(s) desiring to purchase the Transfer Interest shall be obligated to proceed in good faith and with diligence to obtain all required authorizations and approvals to Assign;

          13.8.2 The Participant desiring to Assign shall be obligated to obtain the release of any liens imposed by or through it upon any part of the Transfer Interest, and to Assign the Transfer Interest at the earliest practicable date thereafter; and

          13.8.3 The Participant(s) desiring to purchase the Transfer Interest shall be obligated to perform all terms and conditions required of it or them to complete the purchase of the Transfer Interest.

          The purchase of the Transfer Interest shall be fully consummated within eighteen (18) months following the date upon which all notices required to be given under this Section 13 have been duly served, unless the Participant(s) are then diligently pursuing applications to appropriate regulatory bodies (if any) for required authorizations to effect such assignment or are then diligently prosecuting or defending appeals from orders entered or authorizations issued in connection with such application, in which case the purchase of the Transfer Interest shall be fully

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
          consummated at the earliest possible date following issuance of the requested authorization(s) or the resolution of any appeal.

10   Execution by Counterparts:

     This Amendment No. 6 may be executed in any number of counterparts, and upon execution by all Participants, the counterparts shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 6 may be detached from any counterpart of this Amendment No. 6 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment No. 6 identical in form hereto but having attached to it one or more signature pages.

11  EFFECT OF AMENDMENTS:

     Except as specifically amended herein, this Co-Tenancy Agreement, as previously amended, shall remain in full force and effect.


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
12   SIGNATURE CLAUSE:

     The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 6 on behalf of the Participant for whom they sign. This Amendment No. 6 is hereby executed as of this 3rd day of February, 2000.

                                        ARIZONA PUBLIC SERVICE COMPANY

                                        By John R. Denman
                                          --------------------------------------
                                        Its Vice President - Fossil
                                           -------------------------------------

                                        EL PASO ELECTRIC COMPANY

                                        By John C. Horne
                                          --------------------------------------
                                        Its Vice President - Generation
                                           -------------------------------------

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO

                                        By Patrick Goodman
                                          --------------------------------------
                                        Its Vice President - Power Production
                                           -------------------------------------

                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN                  By William P. Schrader
                                          --------------------------------------
T. A. Lonon                             Its President
--------------------------------           -------------------------------------

                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                        By Harold Ray
                                          --------------------------------------
                                        Its Executive Vice President
                                           -------------------------------------

                                        TUCSON ELECTRIC POWER COMPANY

                                        By Thomas A. Delawder
                                          --------------------------------------
                                        Its Vice President
                                           -------------------------------------

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
STATE OF ARIZONA    )
                    ) ss
County of Maricopa  )


     The foregoing instrument was acknowledged before me this 21st day of April, 2000, by John R. Denman, Vice President, Fossil, Arizona Public Service Company, on behalf of the corporation.


                                        Christine A. LaBrash
                                        ----------------------------------------
                                        Notary Public

My Commission Expires: August 29, 2003

[SEAL]

STATE OF TEXAS      )
                    ) ss
County of El Paso   )


     The foregoing instrument was acknowledged before me this 9th day of February, 2000, by John C. Horne, Vice President - Generation of El Paso Electric Company, on behalf of the corporation.


                                        Hilda Vargas
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

June 26, 2001
----------------------

[SEAL]

STATE OF NEW MEXICO      )
                         ) ss
County of San Juan       )


     The foregoing instrument was acknowledged before me this 4th day of February, 2000, by Patrick Goodman, of Public Service Company of New Mexico, on behalf of the corporation.


                                        Beverly A. Olim
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

1-16-2001
----------------------------

STATE OF ARIZONA    )
                    ) ss
County of Maricopa  )


     The foregoing instrument was acknowledged before me this 6th day of March, 2000, by William P. Schrader, President of Salt River Project Agricultural Improvement and Power District, on behalf of the corporation.


                                        Margaret A. Sullivan
                                        ----------------------------------------
                                        Notary Public

My Commission Expires: September 16, 2001

[SEAL]

STATE OF CALIFORNIA      )
                         ) ss
County of Los Angeles    )

     The foregoing instrument was acknowledged before me this 9th day of Feb., 2000, by Harold Ray, of Southern California Edison Company, on behalf of the corporation.


                                        Sarah C. Perez
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

Aug. 6, 2001
-------------------------------

[SEAL]

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
STATE OF ARIZONA    )
                    ) ss
County of Pima      )


The foregoing instrument was acknowledged before me this 7th day of February, 2000, by Thomas A. Delawder, Vice President, Energy Resources of Tucson Electric Power Company, on behalf of the corporation.


                                        Bertha A. Kissinger
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

Jan. 21, 2003
---------------------------------

[SEAL]

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